UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Goodrich Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: Annual GOODRICH CORPORATION For holders as of: March 1, 2010 Date: April 20, 2010 Time: 10:00 a.m. EDT Location: Goodrich Headquarters Four Coliseum Centre 2730 West Tyvola Road Charlotte, North Carolina 28217 For directions: Call 704-423-7000 or email investor.relations@goodrich.com You are receiving this communication because you hold shares in the above named company. GOODRICH CORPORATION FOUR COLISEUM CENTRE This is not a ballot. You cannot use this notice to vote 2730 WEST TYVOLA ROAD these shares. This communication presents only an CHARLOTTE, NC 28217 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P90971 See the reverse side of this notice to obtain M20552 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 6, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available M20553-P90971 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends that you vote FOR the following: 1. ELECTION OF DIRECTORS 01 — Carolyn Corvi, 02 — Diane C. Creel, 03 — George A. Davidson, Jr., 04 — Harris E. DeLoach, Jr., 05 — James W. Griffith, 06 — William R. Holland, 07 — John P. Jumper, 08 — Marshall O. Larsen, 09 — Lloyd W. Newton, 10 — Douglas E. Olesen and 11 — Alfred M. Rankin, Jr. The Board of Directors recommends you vote FOR the following proposals: 2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2010. 3. Approve an amendment and restatement of the Senior Executive Management Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. P90971 -M20554

M20555- P90971